Endeavor Series Trust
Schedule A
10f-3 Report - Affiliated Underwriters
T. Rowe Price International Stock Portfolio
October 1, 1999 - December 31, 1999

Issuer                           Trade            Category(1)
                                 Date
Telestra Corporation Limited     10/18/1999       (i)


3 yrs                            Selling           Shares
Operations                       Broker            Purchased
yes                              First Boston      18,000
                                 Credit Suisse


Purchase                         % of Issue (2)
Price per                        0.008%
Share
$4.75

(1) Securities are (i) part of an issue registered under the Securities Act of 1933 (the "1933 Act") that is being offered to the public,
(ii) Eligible Municipal Securities (as defined in Rule 10f-3 under the 1940 Act (the "Rule")), (iii) securities sold in an Eligible
Foreign Offering (as defined in the Rule), or (iv) securities sold in an Eligible Rule 144A Offering (as defined in the Rule.)


(2) Represents purchases by all affiliated funds: may not exceed
(i) if an offering other than an Eligible Rule 144A offering, 25% of the principal amount of the offering or (ii) if an Eligible Rule 144A offering, 25% of the total of (x) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers, as defined in Rule 144A (a)(1) under the 1933 Act, plus (y) the principal amount of the offering of such class in any concurrent public offering.
















Endeavor Series Trust






Schedule A
10f-3 Report - Affiliated Underwriters







Endeavor Asset Allocation Portfolio















January 1, 2000 through March 31, 2000





















Purchase


Trade

3 yrs
Selling
Shares
Price per
% of
Issuer
Date
Category(1)
Operations
Broker
Purchased
Share
Issue (2)








Luminex Corp.
03/30/2000
(i)
yes
Lehman Bros.
8,600
$17.00
2.61%
Intrabiotics Pharmaceuticals
03/28/2000
(i)
yes
Adams, Harkness
6,900
$15.00
1.25%
ArtistDirect
03/27/2000
(i)
yes
Bear Stearns
400
$12.00
0.10%
Allos Therapeutics
03/27/2000
(i)
yes
Piper Jaffrey
200
$18.00
0.07%
Via Systems
03/23/2000
(i)
yes
Goldman Sachs
5,700
$21.00
0.20%
Silicon Laboratories
03/23/2000
(i)
yes
Lehman Bros.
300
$31.00
0.15%
Aclara Biosciences
03/21/2000
(i)
yes
Piper Jaffrey
2,200
$21.00
0.39%
Digitas
03/13/2000
(i)
yes
Montgomery Securities
600
$24.00
0.10%
GT Group Telecom
03/09/2000
(i)
yes
Goldman Sachs
9,300
$14.00
0.80%
First World Communications
03/07/2000
(i)
yes
Lehman Bros.
4,500
$17.00
0.70%
Palm Inc.
03/01/2000
(i)
yes
Merrill Lynch
4,300
$38.00
0.29%
Doubleclick Inc.
02/17/2000
(i)
yes
Merrill Lynch
10,300
$90.25
1.79%
Eloquent Inc.
02/17/2000
(i)
yes
Piper Jaffrey
200
$16.00
0.08%
Savvis Communications
02/14/2000
(i)
yes
Bear Stearns
2,700
$24.00
0.23%
Diversa Corp.
02/14/2000
(i)
yes
Hambrecht & Quist
2,400
$24.00
0.48%
Flag Telecom Holdings
02/11/2000
(i)
yes
Salomon Smith Barney
8,100
$24.00
0.38%
Webmethods
02/10/2000
(i)
yes
Dain Bosworth
700
$35.00
0.27%
Cypress Communications
02/10/2000
(i)
yes
J.C. Bradford & Co.
1,000
$17.00
0.14%
Antigenics
02/04/2000
(i)
yes
Piper Jaffrey
200
$18.00
0.10%
Dobson Communications
02/03/2000
(i)
yes
Lehman Bros.
21,500
$22.00
1.26%
Therma-Wave
02/03/2000
(i)
yes
Montgomery Securities
3,600
$20.00
0.58%
Quantum Effect Devices
01/31/2000
(i)
yes
Lehman Bros.
500
$16.00
0.18%
Sequenom
01/31/2000
(i)
yes
Warburg Dillon Reed
3,600
$26.00
0.98%
Aspect Medical Systems
01/27/2000
(i)
yes
Piper Jaffrey
300
$15.00
0.14%
Regent Communications
01/24/2000
(i)
yes
Lazard Freres
1,000
$8.50
0.09%








(1) Securities are (i) part of an issue registered under the Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) Eligible Municipal Securities (as defined in Rule 10f-3 under the 1940 Act (the "Rule")), (iii) securities sold in an Eligible Foreign Offering (as defined in the Rule), or (iv) securities sold in an Eligible Rule 144A Offering (as defined in the Rule).


(2) Represents purchases by all affiliated funds: may not exceed (i) if an offering other than an Eligible Rule 144A offering, 25% of the principal amount of the offering or (ii) if an Eligible Rule 144A offering, 25% of the total of (x) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to Qualified
Institutional Buyers, as defined in Rule 144A (a)(1) under the 1933 Act, plus (y) the principal amount of the offering of such class in any concurrent public offering.